------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
-------------------------------------------------------------------------------


       Date of Report (Date of earliest event reported): October 15, 2002
                                                        (October 15, 2002)
         ---------------------------------------------------

                              TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


                 0-10592                          14-1630287
       -----------------------------------------------------------------------
      (Commission File Number)              (IRS Employer Identification No.)

      --------------------------------------------------------------

                  5 Sarnowski Drive, Glenville, New York 12305
               (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code: (518) 377-3311
                                                          --------------

TrustCo Bank Corp NY


Item 5.           Other Events

                  On October 15, 2002, TrustCo Bank Corp NY ("Trustco") issued two press releases with year to date and third quarter results for the period ending September 30, 2002. Attached is a copy of each press release labeled as Exhibits 99(a) and 99(b).




Item 7            (c) Exhibits


                  Reg S-K Exhibit No.             Description
                        99(a)                     Highlights Press Release
                                                  dated October 15, 2002, for
                                                  the period ending September
                                                  30, 2002, regarding year to
                                                  date and third quarter
                                                  results.

                        99(b) Press Release dated October 15, 2002, for the period ending September 30, 2002, regarding year to date and third quarter results.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:       October 15, 2002

                                                  TrustCo Bank Corp NY
                                                  (Registrant)


                                                  By:/s/ Robert T. Cushing
                                                ----------------------------
                                                  Robert T. Cushing
                                                  Vice President and
                                                  Chief Financial Officer

                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                             Page
------------------         ----------------------------         ----------
         99(a)             Highlights Press Release of               5
                           October 15,  2002,  for the period
                           ending  September  30, 2002,
                           regarding year to date and third
                           quarter results.

         99(b)             Press Release of October 15,              6-8
                           2002, for the period ending  September
                           30, 2002,  regarding year to date
                           and third quarter results.

TRUSTCO                                                         Exhibit 99(a)
Bank Corp NY                                                    News Release
----------------------------------------------------------------
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311 Fax: (518) 381-3668

Subsidiary:      Trustco Bank, N.A.
                 Trustco Savings Bank

Contact:         Robert M. Leonard
                 Vice President
                 (518) 381-3693

Glenville, New York - October 15, 2002

FOR IMMEDIATE RELEASE:

TrustCo Bank Corp NY
(dollars in thousands, except per share data)
                                                 9/02                      9/01
Three Months Ended September 30:
         Net Income                         $  13,291                    11,591
         Provision for Loan Losses                300                       750

Average Equivalent Shares Outstanding:
         Basic                             72,499,000                71,164,000
         Diluted                           74,325,000                73,659,000

         Net Income per Share:
         Basic                             $    0.183                     0.163
         Diluted                                0.179                     0.157
Nine Months Ended September 30:
         Net Income                        $   38,230                    34,561
         Provision for Loan Losses              1,120                     3,365

Average Equivalent Shares Outstanding:
         Basic                             72,146,000                71,060,000
         Diluted                           74,403,000                73,555,000

         Net Income per Share:
         Basic                             $    0.530                     0.486
         Diluted                                0.514                     0.470

Period End:
Total Assets                            $   2,675,427                 2,508,735
Total Nonperforming Loans                       6,304                     7,585
Total Nonperforming Assets                      6,602                     8,611
Allowance for Loan Losses                      54,280                    56,608
Allowance as a Percentage
  of Total Loans                                 3.61%                     3.65

Exhibit 99(b)

TRUSTCO
Bank Corp NY                                                     News Release
-----------------------------------------------------------------
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311 Fax: (518) 381-3668

Subsidiary:  Trustco Bank, N.A.
             Trustco Savings Bank

Contact:       Robert M. Leonard
               Vice President
               (518) 381-3693

FOR IMMEDIATE RELEASE:

                     TRUSTCO ANNOUNCES RECORD THIRD QUARTER
                            AND YEAR TO DATE RESULTS

Glenville, New York - October 15, 2002

TrustCo Bank Corp NY (TrustCo, NASDAQ:TRST) today announced record earnings results for the third quarter and year to date 2002. Net income for the third quarter 2002 was $13.3 million or $0.179 diluted earnings per share, compared to $11.6 million or $0.157 diluted earnings per share for the third quarter of 2001. The third quarter results represent increases of 14.7% and 14.0% in net income and diluted earnings per share, respectively, for 2002 compared to 2001.

Net income for the nine months ended September 30, 2002 was $38.2 million or $0.514 diluted earnings per share, compared to $34.6 million or $0.470 diluted earnings per share, for the nine month period ended September 30, 2001. The year to date results reflect increases of 10.6% and 9.4% in net income and diluted earnings per share, respectively, for the nine months of 2002 compared to the similar period of 2001.

Making the announcement was Robert A. McCormick, Chairman, President and Chief Executive Officer. Mr. McCormick noted, "TrustCo's superior earnings results for 2002 are generated by the execution of our basic banking plan that delivers superior quality service to our customers at a reasonable cost. I am confident that for 2002 we will achieve our stated objective of a 26% return on equity and we are well situated for increased growth in that area for the future." Return on equity was 27.5% and 27.1% for the third quarter and year to date results for 2002, compared to 25.4% and 25.8% for the comparable period in 2001.

For the third quarter of 2002 TrustCo's efficiency ratio was 36.3% compared to 39.0% for the third quarter of 2001. The efficiency ratio for the nine months of 2002 was 37.1% compared to 39.5% for 2001. As McCormick noted, "TrustCo's profitability and efficiency ratios rank among the banking industry best. Cost containment is part of the philosophical fiber of this company."

Asset quality indicators continue to be strong during the quarter, with non-performing loans as a percentage of total loans at September 30, 2002 of 0.42%. The allowance for loan losses was $54.3 million at September 30, 2002 and represents 3.61% of loans outstanding. TrustCo continued its longstanding philosophy of aggressive loan charge offs during the quarter. Third quarter net loan charge offs were 0.13% of loans. By adhering to this strategy TrustCo continues to improve the overall quality of its loan portfolio.

Taxable equivalent net interest income was $25.8 million for the third quarter 2002 compared to $25.4 million for the comparable period in 2001. For the nine month period 2002 and 2001, taxable equivalent net interest income was $77.2 million and $75.8 million respectively. Mr. McCormick noted "Market interest rates have continued to decline in response to global financial distress. This has caused a reduction in the yields that we obtain on our loan and securities portfolios. This trend also has resulted in an overall reduction in our net interest margin by 34 basis points to 3.93% for the third quarter 2002 compared to the third quarter 2001. In response, we have offset the reduction in the yields by increasing the average balance of our earnings assets by $246.8 million for the third quarter 2002 compared to 2001. The net effect is that we are earning less yield but we are earning it on a larger basis of assets. This has resulted in our taxable equivalent net interest income for the third quarters of 2002 and 2001 being virtually the same."

TrustCo Bank Corp NY is a $2.7 billion dollar bank holding company and through its two subsidiary banks, Trustco Bank, National Association and Trustco Savings Bank, operates 63 offices in Albany, Columbia, Dutchess, Greene, Montgomery, Rennselaer, Rockland, Saratoga, Schenectady, Schoharie, Warren Washington and Westchester Counties in New York, and Bennington County in Vermont. In addition the bank operates a full service Trust Department that has $927 million of assets under management. The common shares of TrustCo are traded on the NASDAQ National Market tier of the NASDAQ Stock Market under the symbol TRST.

Except for the historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements." Those "forward-looking statements" may involve risk and uncertainties, including statements containing future events or performance and assumptions and other statements of historical facts.

TrustCo wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Readers are advised that various risk factors, including, but not limited to: (1) credit risk, (2) interest rate risk, (3) competition, (4) changes in the regulatory environment, and (5) changes in general business and economic trends, could cause the actual results or circumstances for future periods to differ materially from those anticipated or projected in the forward-looking statements.




TRUSTCO BANK CORP NY
SCHENECTADY, NY


(dollars in thousands, except per share data)
                                                                                     Three Months Ended
                                                                     09/30/2002           06/30/2002               09/30/2001
Summary of operations
   Net interest income (TE)                                             $25,817              $25,669                  $25,422
   Provision for loan losses                                                300                  300                      750
   Net securities transactions                                            2,399                1,904                      696
   Noninterest income                                                     4,465                5,831                    5,312
   Noninterest expense                                                   11,422               13,717                   12,363
   Net income                                                            13,291               12,571                   11,591

Per common share
   Net income per share:
          - Basic                                                         0.183                0.174                    0.163
          - Diluted                                                       0.179                0.169                    0.157
   Cash dividends                                                         0.150                0.150                    0.130
   Tangible Book value at period end                                       3.08                 3.00                     2.87
   Market price at period end                                             10.58                13.17                    11.95

At period end
   Full time equivalent employees                                           469                  468                      479
   Full service banking offices                                              63                   60                       57

Performance ratios
   Return on average assets                                                1.92 %               1.85                     1.83
   Return on average equity (1)                                           27.50                26.65                    25.44
   Efficiency (2)                                                         36.26                37.13                    39.03
   Net interest spread (TE)                                                3.61                 3.58                     3.81
   Net interest margin (TE)                                                3.93                 3.94                     4.27
   Dividend payout ratio                                                  81.64                86.16                    80.16

Capital ratios at period end (3)
   Total equity to assets                                                  7.54                 6.92                     7.28
   Tier 1 risk adjusted capital                                           14.43                13.57                    13.45
   Total risk adjusted capital                                            15.71                14.86                    14.74

Asset quality analysis at period end
   Nonperforming loans to total loans                                      0.42 %               0.43                     0.49
   Nonperforming assets to total assets                                    0.25                 0.25                     0.34
   Allowance for loan losses to total loans                                3.61                 3.68                     3.65
   Coverage ratio (4)                                                       8.6 X                8.6 X                    7.5


(1)  Average equity excludes the effect of the market value adjustment for securities available for sale.
(2)  Calculated as noninterest expense (excluding ORE income/expense,goodwill amortization and any nonrecurring charges) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions).
(3)  Capital ratios exclude the effect of the market value adustment for securities available for sale.
(4)  Calculated as allowance for loan losses divided by total nonperforming loans.
TE = Taxable equivalent.



                                                        Nine Months Ended
                                                09/30/2002           09/30/2001
Summary of operations
   Net interest income (TE)                        $77,205              $75,839
   Provision for loan losses                         1,120                3,365
   Net securities transactions                       6,171                3,905
   Noninterest income                               15,181               15,910
   Noninterest expense                              37,532               37,564
   Net income                                       38,230               34,561

Per common share
   Net income per share:
          - Basic                                    0.530                0.486
          - Diluted                                  0.514                0.470
   Cash dividends                                    0.450                0.391
   Tangible Book value at period end                  3.08                 2.87
   Market price at period end                        10.58                11.95

Performance ratios
   Return on average assets                           1.89 %               1.87
   Return on average equity (1)                      27.05                25.82
   Efficiency (2)                                    37.12                39.51
   Net interest spread (TE)                           3.61                 3.77
   Net interest margin (TE)                           3.97                 4.27
   Dividend payout ratio                             84.97                80.41




..CONSOLIDATED BALANCE SHEETS
(dollars in thousands)


                                                                     09/30/2002           12/31/2001               09/30/2001


ASSETS

  Loans, net                                                         $1,448,408            1,499,483                1,494,057
  Securities available for sale                                         652,660              587,100                  581,293
  Federal funds sold and other short term investments                   441,446              338,452                  300,792
                                                                -----------------------------------------------------------------

     Total earning assets                                             2,542,514            2,425,035                2,376,142

  Cash and due from banks                                                65,172               60,121                   52,818
  Bank premises and equipment                                            19,606               18,312                   18,762
  Other assets                                                           48,135               75,153                   61,013
                                                                -----------------------------------------------------------------

     Total assets                                                    $2,675,427            2,578,621                2,508,735
                                                                =================================================================

LIABILITIES
  Deposits:
     Demand                                                            $212,795              195,390                  194,067
     Interest-bearing checking                                          318,383              295,514                  292,820
     Savings                                                            719,243              649,081                  634,995
     Money Market                                                       129,425               75,620                   67,512
     Certificates of deposit > $100 thou                                118,980              128,887                  131,720
     Other time deposits                                                770,697              748,414                  749,948
                                                                -----------------------------------------------------------------

       Total deposits                                                 2,269,523            2,092,906                2,071,062

  Short-term borrowings                                                 120,465              218,219                  174,798
  Long-term debt                                                            472                  624                      697
  Other liabilities                                                      56,219               61,045                   57,235
                                                                -----------------------------------------------------------------

     Total liabilities                                                2,446,679            2,372,794                2,303,792

SHAREHOLDERS' EQUITY                                                    228,748              205,827                  204,943
                                                                -----------------------------------------------------------------

     Total liabilities and
       shareholders' equity                                          $2,675,427            2,578,621                2,508,735
                                                                =================================================================

Number of common shares
  outstanding, in thousands                                              74,032               71,306                   71,195


CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

                                                                                          Three Months Ended
                                                                          09/30/2002           06/30/2002               09/30/2001

Interest income
     Loans                                                                    28,031               28,275                   29,963
     Investments                                                               8,068                8,399                    9,181
     Federal funds sold and other short term investments                       2,408                2,278                    2,510
                                                                         ---------------------------------------------------------

          Total interest income                                               38,507               38,952                   41,654

Interest expense
     Deposits                                                                 13,793               14,259                   16,572
     Borrowings                                                                  740                  848                    1,476
                                                                         ----------------------------------------------------------

          Total interest expense                                              14,533               15,107                   18,048
                                                                         ----------------------------------------------------------

          Net interest income                                                 23,974               23,845                   23,606

Provision for loan losses                                                        300                  300                      750
                                                                         ----------------------------------------------------------

          Net interest income after
            provision for loan losses                                         23,674               23,545                   22,856

Net securities transactions                                                    2,399                1,904                      696
Noninterest income                                                             4,465                5,831                    5,312
Noninterest expense                                                           11,422               13,717                   12,363
                                                                        -----------------------------------------------------------

Income before income taxes                                                    19,116               17,563                   16,501
Income tax expense                                                             5,825                4,992                    4,910
                                                                        -----------------------------------------------------------

Net income                                                                   $13,291              $12,571                   11,591
                                                                        ===========================================================


Net income per share:
          - Basic                                                             $0.183               $0.174                    0.163
          - Diluted                                                           $0.179               $0.169                    0.157

Avg equivalent shares outstanding, in thousands:
          - Basic                                                             72,499               72,152                   71,164
          - Diluted                                                           74,325               74,455                   73,659
                                                                        ===========================================================




CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

                                                                                                   Nine Months Ended
                                                                                             09/30/02             09/30/01

Interest income
     Loans                                                                                    $85,026               89,752
     Investments                                                                               24,933               28,654
     Federal funds sold and other short term investments                                        6,563                9,534
                                                                                   ----------------------------------------

          Total interest income                                                               116,522              127,940

Interest expense
     Deposits                                                                                  42,339               50,974
     Borrowings                                                                                 2,453                5,765
                                                                                   ----------------------------------------

          Total interest expense                                                               44,792               56,739
                                                                                   ----------------------------------------

          Net interest income                                                                  71,730               71,201

Provision for loan losses                                                                       1,120                3,365
                                                                                   ----------------------------------------

          Net interest income after
            provision for loan losses                                                          70,610               67,836

Net securities transactions                                                                     6,171                3,905
Noninterest income                                                                             15,181               15,910
Noninterest expense                                                                            37,532               37,564
                                                                                   ----------------------------------------

Income before income taxes                                                                     54,430               50,087
Income tax expense                                                                             16,200               15,526
                                                                                   ----------------------------------------

Net income                                                                                    $38,230               34,561
                                                                                   ========================================


Net income per share:
          - Basic                                                                              $0.530                0.486
          - Diluted                                                                            $0.514                0.470

Avg equivalent shares outstanding, in thousands:
          - Basic                                                                              72,146               71,060
          - Diluted                                                                            74,403               73,555
                                                                                   ========================================


CONSOLIDATED AVERAGE BALANCE SHEETS
(in thousands)

                                                                                     Three Months Ended
                                                                    09/30/2002           06/30/2002               09/30/2001

Total assets                                                        $2,748,406           $2,720,741                2,508,747
Shareholders' equity                                                  $220,687             $213,899                  205,455
Total loans                                                         $1,519,558           $1,526,323                1,532,377
Interest earning assets                                             $2,636,263           $2,605,561                2,389,473
Interest-bearing liabilities                                        $2,278,769           $2,259,223                2,072,349


                                                                                      Nine Months Ended
                                                                    09/30/2002           09/30/2001

Total assets                                                        $2,700,526            2,473,293
Shareholders' equity                                                  $214,728              201,447
Total loans                                                         $1,527,560            1,506,161
Interest earning assets                                             $2,585,750            2,361,629
Interest-bearing liabilities                                        $2,239,073            2,042,865

                                       ###